UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2004

PalmSource, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-50402	77-0586278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Crossman Avenue, Sunnyvale CA	94089-1116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 400-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

This amendment on Form 8-K/A amends and supercedes in its entirety the Form 8-K of PalmSource, Inc. previously filed on March 18, 2004. The sole purpose of this amendment on Form 8-K/A is to correct the Date of Report appearing on the cover page to that Form 8-K filing. The correct Date of Report appears on the cover page to this Form 8-K/A.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1. Press release dated March 18, 2004 containing financial information for PalmSource, Inc. for the quarter ended February 27, 2004 and forward-looking statements relating to PalmSource’s performance during the fourth quarter of fiscal year 2004.

99.2. Prospectus contained in PalmSource Inc.’s Registration Statement on Form S-1, as amended (File No. 333-111871), as filed on March 18, 2004 with the Securities and Exchange Commission.

Item 12. Results of Operations and Financial Condition.

On March 18, 2004, PalmSource, Inc., a Delaware corporation (“PalmSource”), issued a press release announcing its financial results for the fiscal quarter ended February 27, 2003 and certain other information. A copy of the press release is attached as Exhibit 99.1 hereto and a copy of the prospectus contained in PalmSource’s Registration Statement on Form S-1, as amended (File No. 333-111871), as filed on March 18, 2004 with the Securities and Exchange Commission is attached as Exhibit 99.2 hereto.

The attached press release contains certain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. As used herein, “GAAP” refers to accounting principles generally accepted in the United States. To supplement our consolidated financial statements presented in accordance with GAAP, PalmSource has supplied non-GAAP measures of net income (loss), which are adjusted from results based on GAAP to exclude certain expenses. We believe that these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. These non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

The press release also includes “safe harbor” language indicating that certain statements about PalmSource’ business and other matters contained in the press release are “forward-looking” rather than “historic.” A more thorough discussion of certain factors which may affect PalmSource’ operating results is included, among other sections, under the captions “Cautionary Factors That May Affect Future Results” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in PalmSource’ Quarterly Report on Form 10-Q for the fiscal quarter ended November 28, 2003 which is on file with the SEC and available at the SEC’s website (http://www.sec.gov).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PalmSource, Inc.

Date: March 19, 2004	By:	/s/ Albert J. Wood

Albert J. Wood Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits.
99.1	Press Release, dated March 18, 2004, containing financial information for PalmSource, Inc. for the quarter ended February 28, 2004 and forward-looking statements relating to PalmSource’ performance during the fourth quarter of fiscal year 2004.

99.2	Prospectus contained in PalmSource’s Registration Statement on Form S-1, as amended (File No. 333-111871) as filed on March 18, 2004 with the Securities and Exchange Commission.

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